Exhibit (h)(35)

Appendix A

As of January 10, 2018, this Appendix A forms a part of the FATCA Support Services Agreement dated as of March 2, 2015 (the “Agreement”), between State Street Bank and Trust Company, MassMutual Premier Funds, and MassMutual Select Funds. As of January 10, 2018, this Appendix A supercedes any previous versions of said Appendix.

List of Funds

Name of Fund	Jurisdiction of Formation
MassMutual Premier Diversified Bond Fund	MA
MassMutual Premier Core Bond Fund	MA
MassMutual Premier Value Fund	MA
MassMutual Premier U.S. Government Money Market Fund	MA
MassMutual Premier Small Cap Opportunities Fund	MA
MassMutual Premier Balanced Fund	MA
MassMutual Premier International Equity Fund	MA
MassMutual Premier Short-Duration Bond Fund	MA
MassMutual Premier Inflation-Protected and Income Fund	MA
MassMutual Premier High Yield Fund	MA
MassMutual Premier Disciplined Value Fund	MA
MassMutual Premier Disciplined Growth Fund	MA
MassMutual Premier Global Fund	MA
MassMutual Premier Main Street Fund	MA
MassMutual Premier Strategic Emerging Markets Fund	MA
MassMutual Select Small Cap Value Equity Fund	MA
MassMutual Select Small Company Value Fund	MA
MassMutual Select Large Cap Value Fund	MA
MassMutual Select Fundamental Growth Fund	MA
MassMutual Select Growth Opportunities Fund	MA
MassMutual Select Focused Value Fund	MA
MassMutual Select Mid Cap Growth Equity II Fund	MA
MM S&P 500® Index Fund	MA
MassMutual Select Overseas Fund	MA
MassMutual Select Blue Chip Growth Fund	MA
MassMutual Select Fundamental Value Fund	MA
MassMutual RetireSMARTSM 2010 Fund	MA
MassMutual RetireSMARTSM 2015 Fund	MA
MassMutual RetireSMARTSM 2020 Fund	MA
MassMutual RetireSMARTSM 2025 Fund	MA
MassMutual RetireSMARTSM 2030 Fund	MA
MassMutual RetireSMARTSM 2035 Fund	MA
MassMutual RetireSMARTSM 2040 Fund	MA
MassMutual RetireSMARTSM 2045 Fund	MA
MassMutual RetireSMARTSM 2050 Fund	MA
MassMutual RetireSMARTSM 2055 Fund	MA
MassMutual RetireSMARTSM 2060 Fund	MA
MassMutual RetireSMARTSM In Retirement Fund	MA
MassMutual Select Diversified Value Fund	MA
MassMutual Select Strategic Bond Fund	MA

MassMutual Select Small Cap Growth Equity Fund	MA
MassMutual Select Mid-Cap Value Fund	MA
MassMutual Select Diversified International Fund	MA
MassMutual Select Total Return Bond Fund	MA
MassMutual Select BlackRock Global Allocation Fund	MA
MM S&P® Mid Cap Index Fund	MA
MM Russell 2000® Small Cap Index Fund	MA
MM MSCI EAFE® International Index Fund	MA
MassMutual RetireSMARTSM Moderate Fund	MA
MassMutual RetireSMARTSM Moderate Growth Fund	MA
MassMutual RetireSMARTSM Growth Fund	MA
MassMutual RetireSMARTSM Conservative Fund	MA
MM Select Bond and Income Asset Fund	MA
MM Select Equity Asset Fund	MA
MassMutual Select T. Rowe Price Bond Asset Fund	MA
MassMutual Select T. Rowe Price Emerging Markets Bond Fund	MA
MassMutual Select T. Rowe Price International Equity Fund	MA
MassMutual Select T. Rowe Price Large Cap Blend Fund	MA
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	MA
MassMutual Select T. Rowe Price Real Assets Fund	MA
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	MA
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund	MA
MassMutual Select T. Rowe Price Retirement Balanced Fund	MA
MassMutual Select T. Rowe Price Retirement 2005 Fund	MA
MassMutual Select T. Rowe Price Retirement 2010 Fund	MA
MassMutual Select T. Rowe Price Retirement 2015 Fund	MA
MassMutual Select T. Rowe Price Retirement 2020 Fund	MA
MassMutual Select T. Rowe Price Retirement 2025 Fund	MA
MassMutual Select T. Rowe Price Retirement 2030 Fund	MA
MassMutual Select T. Rowe Price Retirement 2035 Fund	MA
MassMutual Select T. Rowe Price Retirement 2040 Fund	MA
MassMutual Select T. Rowe Price Retirement 2045 Fund	MA
MassMutual Select T. Rowe Price Retirement 2050 Fund	MA
MassMutual Select T. Rowe Price Retirement 2055 Fund	MA
MassMutual Select T. Rowe Price Retirement 2060 Fund	MA

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Andrew Erickson
Name:	Andrew Erickson
Title:	Executive Vice President

MassMutual PREMIER Funds

By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock
Title:	CFO and Treasurer

MASSMUTUAL SELECT FUNDS

By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock
Title:	CFO and Treasurer

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